EXHIBIT 10.25



                         ADVANCED TISSUE SCIENCES, INC.
                            STOCK PURCHASE AGREEMENT


     This STOCK PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of October 31, 2001, by and among ADVANCED TISSUE SCIENCES, INC., a Delaware corporation (the "Company"), and the purchasers listed on attached Schedule A (collectively, the "Purchasers" and individually, a "Purchaser").

I.   AUTHORIZATION OF SALE OF THE SHARES

     Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 3,534,335 shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of the Company.

II.  AGREEMENT TO SELL AND PURCHASE THE SHARES

     A. PURCHASE AND SALE

     Subject to the terms and conditions of this Agreement, each Purchaser severally agrees to purchase, and the Company agrees to sell and issue to each Purchaser, at the Closing (as defined below) that number of Shares set forth opposite such Purchaser's name on Schedule A attached hereto.

     B. PURCHASE PRICE

     Based upon the purchase price of $4.15 per share (the "Per Share Price"), the aggregate purchase price for the Shares shall be $14,667,500 (the "Purchase Price").

     The Company will not, for ninety (90) days after the Closing Date (as defined below), without adjusting the Per Share Price hereunder accordingly, sell in an original issuance (i) shares of Common Stock at a price per share of less than the Per Share Price, or (ii) rights, options, warrants, instruments or any other securities that can be converted into, or otherwise exchanged for, shares of the Common Stock ("Convertible Securities") at a conversion or exercise price per share of less than the Per Share Price; except for (I) shares sold or issued upon conversion, exercise or triggering of currently outstanding rights, options, warrants, instruments or other securities, (II) the sale or issuance of rights, options, warrants, instruments or other securities to purchase securities of the Company under any plan, agreement or arrangement applicable to employees, directors or consultants, provided that the exercise or conversion price of such rights, options, warrants, instruments or other securities (the "Original Securities") to purchase securities (the "Underlying Securities") shall not be lower than the fair market value of the Underlying Securities at the time of the sale or issuance of the Original Securities, (III) rights, options, warrants, instruments or other securities issued as a result of any stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock, (IV) rights, options, warrants, instruments or other securities issued upon conversion of or with respect to preferred stock of the Company in connection with the Rights Agreement dated as of January 6, 1995, as amended, and (V) purchases by the Company of Common Stock or Convertible Securities (collectively, I, II, III, IV and V hereunder shall be known as "Permitted Issuance(s)"). In the event the Company shall, during the period beginning on the date of this Agreement and ending ninety (90) days after the Closing Date, sell any shares of the Company's Common Stock at, or any Convertible Securities, other than a Permitted Issuance (the "Subsequent Sale") exercisable at, a price per share (the "Subsequent Purchase Price") of less than $4.15, the Company shall, within ten (10) business days of the Subsequent Sale, pay to each Purchaser, at the Purchasers' option, in either cash or additional shares of Common Stock, an amount equal to the number of Shares purchased by such Purchaser pursuant to this Agreement times the positive difference between $4.15 and the Subsequent Purchase Price. If the Purchaser elects to receive Common Stock, the Common Stock shall be valued at the price at which the Company sold any such shares (or the exercise price for such shares in the event of the issuance of Convertible Securities) of Common Stock in the specific transaction that triggered this paragraph of Section B hereof.

III. DELIVERY OF THE SHARES AT THE CLOSING

               a) The completion of the purchase and sale of the Shares (the "Closing") shall occur at the offices of Brobeck, Phleger & Harrison, LLP, counsel to the Company, at 12390 El Camino Real, San Diego, California 92130 at 6:00 a.m. local time on October 31, 2001, or such other time and date as the parties may mutually agree (the "Closing Date").

               b) Upon payment of the Purchase Price in full in immediately available funds by or on behalf of the Purchasers to the Company by wire transfer to an account specified by the Company to the Purchasers prior to the Closing Date, the Company shall authorize its transfer agent (the "Transfer Agent") to issue to the Purchasers on or before the Closing Date one or more stock certificates registered in the name of such Purchaser, representing the number of Shares set forth on attached Schedule A opposite such Purchaser's name and bearing the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE OR FOREIGN SECURITIES LAWS OR (B) EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, IN THE ABSENCE OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN EFFECT AS TO SUCH TRANSFER, THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE

     COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

     Prior to the Purchasers' delivery of payment for the Shares, the Company will deliver via facsimile a copy of the certificates to be delivered on or before the Closing Date to the office of each Purchaser (at the fax number indicated on the signature pages attached hereto.

               c) The Company's obligation to complete the purchase and sale of the Shares shall be subject to the following conditions, any one or more of which may be waived by the Company:

                    (1) receipt by the Company of same-day funds in the full amount of the Purchase Price for the Shares being purchased under this Agreement; and

                    (2) the representations and warranties made by the Purchasers in this Agreement shall be accurate in all material respects and the undertakings of the Purchasers shall have been fulfilled in all material respects on or before the Closing.

               d) The Purchasers' obligations to accept delivery of such stock certificates and to pay for the Shares evidenced by the certificates shall be subject to the following conditions, any one or more of which may be waived by a Purchaser with respect to such Purchaser's obligation:

                    (1) the representations and warranties made by the Company in this Agreement shall be accurate in all material respects and the undertakings of the Company shall have been fulfilled in all material respects on or before the Closing;

                    (2) the Company shall have delivered to the Purchasers a certificate executed by the chairman of the board or president and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in Section IV hereof are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and that the Company has complied with all the agreements and satisfied all the conditions in this Agreement on its part to be performed or satisfied on or before the Closing Date; and

                    (3) the Company shall have delivered to Purchasers a legal opinion in substantially the form attached as Exhibit A.
                                                                  ---------

IV.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

     Except as set forth below, the Company hereby represents and warrants to the Purchasers as of the date hereof as follows:

     A.   ORGANIZATION AND QUALIFICATION

     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business of the Company and its subsidiaries, taken as a whole, as of the date hereof ("Material Adverse Effect").

     B.   CAPITALIZATION

               a) The authorized capital stock of the Company consists of 125,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock.

               b) As of October 3, 2001, the issued and outstanding capital stock of the Company consists of 69,603,618 shares of Common Stock. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.

               c) As of October 26, 2001, the Company has reserved 5,135,495 shares of Common Stock for issuance upon the exercise of stock options granted or available for future grant under the Company's employee and/or stock option plans and agreements.

               d) As of October 26, 2001, the Company has reserved 725,000 shares of Common Stock for issuance upon the exercise of outstanding warrants to purchase Common Stock.

     With the exception of the foregoing and the rights set forth in that certain Investment Agreement dated as of October 3, 2001 by and between the Company and Medtronic Asset Management, Inc. (the "Medtronic Rights") and the Rights Agreement, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

     C.   ISSUANCE, SALE AND DELIVERY OF THE SHARES

               a) The Shares have been duly authorized for issuance and sale to the Purchasers pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and nonassessable and free and clear of all pledges, liens and encumbrances.

               b) The issuance of the Shares is not subject to preemptive or other similar rights. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated in this Agreement.

               c) Subject to the accuracy of the Purchasers' representations and warranties in Section V of this Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section V of the Securities Act of 1933, as amended (the "Securities Act").

     D.   FINANCIAL STATEMENTS

     The consolidated financial statements included (as exhibits or otherwise) in the Company Documents (as defined in Section U) present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated in such Company Documents, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and any supporting schedules included with the financial statements present fairly the information stated in the financial statements. The financial and statistical data set forth in the Company Documents were prepared on an accounting basis consistent with such financial statements.

     E.   NO MATERIAL CHANGE

     Since June 30, 2001 and except as set forth in the Company Documents,

               a) there has been no material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets or business of the Company and its subsidiaries, taken as a whole, as of the date hereof ("Material Adverse Change"), whether or not arising in the ordinary course of business;

               b) there have been no transactions entered into by the Company other than those in the ordinary course of business, which are material with respect to the Company; and

               c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

     Except as set forth in the Company Documents, the Company and its subsidiaries have no material contingent obligations.

     F.   ENVIRONMENTAL

     Except as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect,

               a) to the best knowledge of the Company, the Company is in compliance with all applicable Environmental Laws (as defined below);

               b) to the best knowledge of the Company, the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with the requirements of such permits authorizations and approvals; and

               c) there are no Environmental Claims (as defined below) pending or, to the best knowledge of the Company, threatened in writing against the Company.

     For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any material judicial or administrative interpretation thereof, including any material judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority having jurisdiction over the Company. "Environmental Claims" means any and all material administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

     G.   NO DEFAULTS

     The Company is not in violation of its certificate of incorporation or bylaws or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other material instrument or material agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject.

     H.   LABOR MATTERS

     No labor dispute with the employees of the Company exists or, to the best knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect on the Company.

     I.   NO ACTIONS

     There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened in writing, against or affecting the Company which, singly or in the aggregate, might result in any Material Adverse Change or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement, nor, to the knowledge of the Company, is there any reasonable basis therefor. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, singly or in the aggregate, would have a Material Adverse Effect.

     J.   INTELLECTUAL PROPERTY

     To the Company's best knowledge, the Company has the patent and intellectual property rights necessary to conduct its business as it is now being conducted. No claim has been made against the Company regarding its alleged infringement of the intellectual property or patent rights of others that would be expected to have a Material Adverse Effect.

     K.   PERMITS

     To the Company's best knowledge, the Company possesses and is operating in compliance with all material licenses, certificates, consents, authorities, approvals and permits from all state, federal, foreign and other regulatory agencies or bodies necessary to conduct the businesses now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

     L.   DUE EXECUTION, DELIVERY AND PERFORMANCE

               a) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors and contracting parties' rights generally, (ii) except as enforceability may be subject to judicial limitations on the right to specific performance or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (iii) except as the indemnification agreements in
               Section VII hereof may be legally unenforceable.

               b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by any necessary corporate action on the part of the Company, its directors and stockholders and (i) will not conflict with or constitute a material breach of, or default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other material instrument or material agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject and (ii) will not, except with regard to the

               Medtronic Rights, trigger anti-dilution rights or other rights to acquire additional equity securities of the Company; nor (iii) will such action result in any violation of the provisions of the certificate of incorporation or bylaws of the Company or any applicable material statute, law, rule, regulation, ordinance, decision, directive or order in each case (i), (ii) or (iii), which individually or in the aggregate would have a Material Adverse Effect.

     M.   PROPERTIES

     The Company has good and marketable title to its properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances and claims of record. To the Company's best knowledge, the properties of the Company and its subsidiaries are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real property held under lease by the Company and its subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the conduct of the business of the Company. The Company owns or leases all such properties as are necessary to its business or operations as now conducted.

     N.   COMPLIANCE

     The Company has conducted and is conducting its business in compliance with all applicable material federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a Material Adverse Effect.

     O.   PRIOR OFFERINGS

     To the Company's best knowledge, all offers and sales of capital stock of the Company and its subsidiaries before the date of this Agreement were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities ("Blue Sky") laws.

     P.   TAXES

     The Company and its subsidiaries have filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in material default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

     Q.   TRANSFER TAXES

     On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid by the Company by such Closing Date in connection with the sale and transfer of the Shares to be sold to the Purchasers under this Agreement will be, or will have been, fully paid or provided for by the Company and all material laws imposing such taxes will be or will have been fully complied with.

     R.   INSURANCE

     The Company maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

     S.   GOVERNMENTAL CONSENTS

     Except as set forth in Section VII, no registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares under this Agreement.

     T.   SECURITIES AND EXCHANGE COMMISSION FILINGS

     The Company has timely filed with the Securities and Exchange Commission (the "Commission") all documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act.")

     U.   ADDITIONAL INFORMATION

     The Company represents and warrants that the information contained in the following documents (the "Company Documents"), which will be available or provided to the Purchasers before the Closing Date, is or will be true and correct in all material respects as of their respective filing dates:

               a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000;

               b) the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2001 and June 30, 2001;

               c) the Company's Current Report on Form 8-K filed October 4,
               2001;

               d) the Company's Proxy Statement for its 2001 Annual Meeting of Stockholders; and

               e) all other documents, if any, filed by the Company with the Commission since December 31, 2000 pursuant to the reporting requirements of the Exchange Act.

     V.   CONTRACTS

     Neither the Company, nor to the knowledge of the Company, any other party is in material breach of or default under any material contracts described in the Company Documents or incorporated by reference therein which would, singly or in the aggregate, have a Material Adverse Effect.

     W.   EXEMPT OFFERING

     The Company will not make any offer or sale of any security of the Company (other than the Shares) that would cause the original issuance and sale of the Shares to the Purchasers under this Agreement to lose its exemption from registration under the Securities Act.

     X.   LISTING OF SHARES

     The Company's Common Stock is authorized for listing on the Nasdaq National Market, and the Company will use best efforts to maintain such listing. The Company has taken no action designed to delist, or which is likely to have the effect of delisting, the Common Stock from any of the national securities exchange or automated quotation system upon which the shares of Common Stock are then listed.

     Y.   NO MANIPULATION OF STOCK

     The Company has not taken and will not, in violation of applicable law, take any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     As used in this Agreement, "best knowledge" means the actual knowledge, after diligent inquiry, of the Company's directors and executive officers.

V. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

     A.   SECURITIES LAW REPRESENTATIONS AND WARRANTIES

     Each Purchaser represents, warrants and covenants to the Company as follows:

               a) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Purchaser is required for the execution of this Agreement or the Purchase of Shares by the Purchaser.

               b) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by companies such as the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares.

               c) The Purchaser has taken all corporate action required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

               d) The Purchaser is acquiring the number of Shares set forth opposite such Purchaser's name in attached Schedule A in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only, and has no present intention of distributing any of the Shares nor any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11) of the Securities Act.

               e) The Purchaser is an institutional investor otherwise exempt from the reporting requirement of the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (and the regulations thereunder) with respect to the transaction hereunder.

               f) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

               g) The Purchaser does not have as of the date hereof any (i) short positions in the Company's securities or (ii) put or other option to dispose of the Company's securities. Each party hereto acknowledges that each Purchaser is a third party beneficiary of the representations, warranties and covenants made by each other Purchaser under this Section V.A.g).

               h) The Purchaser has completed or caused to be completed the Stock Certificate Questionnaire and the Registration Statement Questionnaire, attached to this Agreement as Appendices I and II, for use in preparation of the Registration Statement (as defined in Section VII.C below), and the answers to the Questionnaires are true and correct as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Purchasers shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

               i) The Purchaser has, in connection with its decision to purchase the number of Shares set forth opposite such Purchaser's name in attached Schedule A, relied solely upon the Company Documents and the representations and warranties of the Company contained in this Agreement.

               j) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has completed and returned the Stock Certificate Questionnaire and Registration Statement Questionnaire, forms of which are attached hereto as Appendices I and II.

     B.   RESALES OF SHARES

               a) The Purchaser hereby covenants to the Company not to make any sale of the Shares without satisfying the requirements of the Securities Act and the Rules and Regulations, including, without limitation, in the event of any resale under the Registration Statement, the prospectus delivery requirements under the Securities Act, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company pursuant to a resale under the Registration Statement unless the certificate submitted to the Transfer Agent evidencing the Shares is accompanied by a separate officer's certificate

                    (1) in the form of Appendix III to this Agreement;

                    (2) executed by an executive officer of, or other authorized person designated by, the Purchaser; and

                    (3) to the effect that (A) the Shares have been sold in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

               b) The Purchaser acknowledges that there may occasionally be times when the Company determines, the use of the prospectus forming a part of the Registration Statement (the "Prospectus," as further defined in Section VII.C.1 below) should be suspended until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to the Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of the Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to the Prospectus. The Company may, upon written notice to the Purchasers, suspend the use of the Prospectus for up to forty-five (45) days in any 365-day period based on the reasonable good faith determination of the Company's Board of Directors that there is a significant business purpose for such determination, including without limitation pending corporate developments, public filings with the Securities and Exchange Commission or other events and may suspend the use of the Prospectus for such length of time as is required by the Securities and Exchange Commission and the rules and regulations thereof. The Company shall in no event be required to disclose the business purpose for which it has suspended the use of the Prospectus if the Company determines in its good faith judgment that the business purpose should remain confidential.

               c) The Purchaser further covenants to notify the Company promptly of the sale of any of its Shares, other than sales pursuant to a Registration Statement contemplated in Section VII of this Agreement or sales upon termination of the transfer restrictions pursuant to Section VII.D of this Agreement.

     C.   DUE EXECUTION, DELIVERY AND PERFORMANCE

               a) This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

               b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate, agency or other action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Purchaser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Purchaser is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Purchaser or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

     D.   FURTHER REPRESENTATIONS BY FOREIGN PURCHASER

     If a Purchaser is not a United States person, such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Such Purchaser's subscription and payment for, and its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of its jurisdiction.

     E.   NO MANIPULATION OF STOCK

     The Purchaser has not taken and will not, in violation of applicable law, take any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

VI. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

     Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchasers in Sections 4 and 5 and in the certificates for the Shares delivered pursuant to this Agreement shall survive for a period of two (2) years following the date of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment therefor.

VII.  REGISTRATION; COMPLIANCE WITH THE SECURITIES ACT; COVENANTS

     A.   REGISTRATION OF SHARES

          1. REGISTRATION STATEMENT; EXPENSES

     Except for such times as the Company may be required to suspend the use of a prospectus forming a part of the Registration Statement as further described in Section V.B hereof and subject to applicable law, the Company shall use reasonable efforts to:

               a) as soon as practicable after the Closing Date, but in no event later than the 15th business day following the Closing Date, prepare and file with the Commission a Registration Statement on Form S-3 relating to the sale of the Shares by the Purchasers from time to time on the Nasdaq National Market (or the facilities of any national securities exchange on which the Company's Common Stock is then traded) or in privately negotiated transactions (the "Registration Statement");

               b) subject to receipt of necessary information from the Purchasers, cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective on or before 120 days after the Closing Date;

               c) notify Purchasers promptly upon the Registration Statement being declared effective by the Commission;

               d) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section C.1 below) and take such other action, if any, as may be reasonably necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement, (ii) the date on which the Shares may be resold by the Purchasers without registration or without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or
               (iii) such time as all of the Shares have been sold pursuant to a registration statement or Rule 144 under the Securities Act or any other rule of similar effect;

               e) promptly furnish to the Purchasers with respect to the Shares registered under the Registration Statement such reasonable number of copies of the Prospectus, including any supplements to or amendments of the Prospectus, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchasers;

               f) during the period when copies of the Prospectus are required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

               g) file documents required of the Company for customary Blue Sky clearance in all states requiring Blue Sky clearance; provided, however, that (a) the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; (b) the Company shall not be subjected to general taxation in any state; and (c) the Company shall not be required to make any change in its certificate of incorporation or bylaws, which the Company's Board of Directors determines to be contrary to the best interests of the Company and its stockholders; and

               h) bear all reasonable expenses in connection with the procedures in paragraphs (a) through (g) of this Section 1 and the registration of the Shares by the Company pursuant to the Registration Statement including reasonable fees and expenses (whether external or internal) of up to $15,000 in the aggregate of the Purchasers, but not including any fees and expenses of any other advisers to the Purchasers or brokerage fees and commissions incurred by the Purchasers.

          2. DELAY IN EFFECTIVENESS OF REGISTRATION STATEMENT

     In the event that the Registration Statement is not declared effective on or before the 120th day following the Closing Date (the "Penalty Date"), the Company shall pay to each Purchaser liquidated damages in an amount equal to 0.25% of the Per Share Price of each Share purchased by such Purchaser pursuant to this Agreement for each complete seven-day period after the Penalty Date that the Registration Statement is not declared effective.

     B.   TRANSFER OF SHARES AFTER REGISTRATION

     Each Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section A or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

     C.   INDEMNIFICATION

     For the purpose of this Section C, the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section A.

          1.   INDEMNIFICATION BY THE COMPANY

     The Company agrees to indemnify and hold harmless each of the Purchasers and each person, if any, who controls any Purchaser within the meaning of the Securities Act ("Controlling Person"), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such Controlling Person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission of which the Purchaser delivered to the Company in writing a correction before the occurrence of the transaction from which such loss was incurred and the Company failed to deliver timely a corrected Prospectus reflecting such correction to the Purchasers that incurred such loss or any failure of the Company to perform its obligations under this Agreement or under applicable law, and will reimburse each Purchaser and each such Controlling Person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Controlling Person in connection with investigating, defending, settling (if such settlement is effected with the written consent of the Purchaser or Controlling Person, which consent shall not be unreasonably withheld), compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based in whole or in part upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections V or B of this Agreement respecting resale of the Shares, or (iii) the inaccuracy of any representations and warranties made by such Purchaser in this Agreement or (iv) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.

          2.   INDEMNIFICATION BY THE PURCHASER

     Each Purchaser will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each Controlling Person, against any losses, claims, damages, liabilities or expenses (or actions in respect thereof) to which the Company, each of its directors, each of its officers who signed the Registration Statement or Controlling Persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part upon (i) any failure on the part of such Purchaser to comply with the covenants and agreements contained in Sections V or B of this Agreement respecting the sale of the Shares, or (ii) any misrepresentations or breach of any representation or warranty given or made by such Purchaser in this Agreement, or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein or such untrue statement or alleged untrue statement or omission or alleged omission was delivered by the Purchaser to a subsequent purchaser in a Prospectus which was corrected and delivered to the Purchaser before the pertinent sale or sales by the Purchaser; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Purchaser has delivered to the Company in writing a correction before the occurrence of the transaction from which such loss was incurred, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or Controlling Persons for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or Controlling Persons in connection with investigating, defending, settling (if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), compromising or paying any such loss, claim, damage, liability, expense or action.

          3.   INDEMNIFICATION PROCEDURE

               a) Promptly after receipt by an indemnified party under this Section C of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section C, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section C to the extent it is not prejudiced as a result of such failure.

               b) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section C for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

                    (1) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action) or

                    (2) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the provisions of this Section C, the Purchasers shall not be liable for any indemnification obligation under this Agreement in excess of the amount of net proceeds received by such Purchaser from the sale of the Shares except to the extent that such Purchaser breaches Section V.E.

          4.   CONTRIBUTION

     If the indemnification provided for in this Section C is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section C in respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement

               a) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock or

               b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
               (a) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

     The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 4; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section C for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section C were determined solely by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section C, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section C are several and not joint.

     D.   TERMINATION OF CONDITIONS AND OBLIGATIONS

     The restrictions imposed upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     E.   INFORMATION AVAILABLE

     From the date of this Agreement until the earlier of (i) the date the Registration Statement covering the resale of Shares owned by any Purchaser is no longer effective and (ii) the date the Purchasers no longer own any Shares, the Company will furnish to each Purchaser one copy of the Company's Annual Report to Stockholders as required by the Exchange Act, and upon request of the Purchaser, a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits).

     F.   RULE 144 INFORMATION

     For two years after the date of the effectiveness of the Registration Statement, the Company shall file all reports required to be filed by it under the Securities Act, the Rules and Regulations and the Exchange Act and shall take such further action to the extent reasonably required to enable the Purchasers to sell the Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

     G.   STOCK OPTION MATTERS AND PROHIBITION ON TOXICS

     Subject to any required stockholder approvals which the Company shall seek at the next regularly scheduled annual meeting of the stockholders, within thirty (30) days after the Closing Date, the Company's Board of Directors shall, with respect to (i) and (ii) below, adopt such amendments to the Company's stock option plans and By-laws, and, with respect to (iii) and (iv) below, adopt such amendments to the Company's By-laws (together, the "Stock Option Plan and By-law Amendments") to provide that, unless approved by the holders of a majority of the stock present and entitled to vote at a duly convened meeting of stockholders, the Company shall not:

                    (1) grant any stock options, including stock appreciation rights, with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant;

                    (2) reduce the exercise price of any stock option, including stock appreciation right, outstanding or to be granted in the future;

                    (3) sell or issue any security of the Company convertible into or exercisable for shares of Common Stock of the Company ("Common Stock Equivalents") having a conversion or exercise price per share which is subject to downward adjustment based on the market price of the Common Stock at the time of conversion or exercise of such security into Common Stock (except for appropriate adjustments made to give effect to any stock splits or stock dividends); or

                    (4) enter into any "equity line" arrangement as contemplated in Current Issues and Rulemaking Projects Quarterly Update, Division of Corporate Finance, March 31, 2001, under the heading "Equity Line Financings" or any agreement to sell Common Stock (or any security convertible, exercisable or exchangeable into shares of Common Stock ("Common Stock Equivalent")) at a per share price (or with respect to a Common Stock Equivalent, at a conversion, exercise or exchange price, as the case may be ("Equivalent Price")) that is fixed after the execution date of the agreement, whether or not based on any predetermined price-setting formula or calculation method; provided, however, the limitation set forth in this subparagraph (iv) shall not apply with respect to the issuance of Common Stock or Common Stock Equivalents in connection with (A) a corporate partnering, licensing, distribution or other commercial arrangement for other than primarily equity financing purposes or (B) a bona fide business acquisition of or by the Company, whether by merger, consolidation, sales of assets, sale or exchange of stock or otherwise. Notwithstanding the foregoing, however, a price protection clause shall be permitted in an agreement for sale of Common Stock or Common Stock Equivalent, if such clause provides for an adjustment to the price per share of Common Stock or, with respect to a Common Stock Equivalent, to the Equivalent Price (provided that such price or Equivalent Price is fixed on or before the execution date of the agreement) (the "Fixed Price") in the event that the Company, during the period beginning on the date of such agreement and ending no later than 90 days after the closing date of the transaction, sells shares of Common Stock or Common Stock Equivalent to another investor at a price or Equivalent Price, as the case may be, below the Fixed Price.

     The Stock Option Plan and By-law Amendments may not be further amended or repealed without the affirmative vote of the holders of a majority of the stock present and entitled to vote at a duly convened meeting of stockholders. Upon the adoption of the Stock Option Plan and By-law Amendments, the Company shall promptly furnish a copy of such amendments to the Purchasers. The Company agrees that, prior to the adoption of the Stock Option Plan and By-law Amendments by all necessary corporate action of the Company as described above, the Company shall not conduct any of the actions specified in (i), (ii), (iii) or (iv) above of this Section G.

VIII.  BROKER'S FEE

     The Purchasers acknowledge that the Company intends to pay to UBS Warburg LLC, the placement agent, a fee in respect of the sale of the Shares to certain of the Purchasers. Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers. The Company shall indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing by the Company to UBS Warburg LLC in respect of the sale of Shares to certain of the Purchasers or any other person or firm acting at the request and on behalf of the Company hereunder.

IX. NOTICES

     All notices, requests, consents and other communications under this Agreement shall be in writing, shall be sent by confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be delivered as addressed as follows:

               a)   if to the Company, to:

                  Advanced Tissue Sciences, Inc.
                  10933 North Torrey Pines Road
                  La Jolla, California  92037
                  Attn:  General Counsel
                  Facsimile:  (858) 713-7910

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

               b) if to a Purchaser, at its address as set forth on the signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

     Such notice shall be deemed effectively given upon confirmation of receipt by facsimile or one business day after deposit with such overnight courier, as applicable.

X.  MODIFICATION; AMENDMENT

     This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchasers holding a majority of the shares purchased under this Agreement.

XI. EXPENSES

     Each party to this agreement shall pay its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and related documents (including legal and accounting fees and expenses).

XII. TERMINATION

     This Agreement may be terminated as to any Purchaser, at the option of such Purchaser, if the Closing has not occurred on or before thirty (30) days from the date of this Agreement.

XIII. HEADINGS

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

XIV. SEVERABILITY

     If any provision contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

XV. GOVERNING LAW; JURISDICTION

     This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware and the federal law of the United States of America without regard to conflict of laws principles.

XVI. COUNTERPARTS

     This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other parties.

                            [Signature page follows]

     IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                        ADVANCED TISSUE SCIENCES, INC.

                                        By:  /s/  Arthur J. Benvenuto
                                           ------------------------------------

                                        Name: Arthur J. Benvenuto
                                             ----------------------------------

                                        Its: Chief Executive Officer
                                            -----------------------------------


                                        STATE OF WISCONSIN INVESTMENT BOARD

                                        By:  /s/  John F. Nelson
                                           ------------------------------------

                                        Name: John F. Nelson
                                             ----------------------------------

                                        Title: Investment Director of Small
                                                  Company Stocks
                                              ---------------------------------

                                        Address:

                                        121 East Wilson Street
                                        Madison, WI 53702
                                        Facsimile:  (608) 266-2436


                            STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                        MP BIOPHARMACEUTICAL FUND, LTD.

                                        By:  /s/  Amita Rodman
                                           ------------------------------------

                                        Name:  Amita Rodman
                                             ----------------------------------

                                        Title:  Business Manager
                                              ---------------------------------

                                        Address:

                                        c/o MP Asset Managers, L.P., a wholly
                                        owned subsidiary of Mehta Partners LLC,
                                        Registered Investment Advisor
                                        584 Broadway, Suite 1106
                                        New York, NY  10012


                                        BIOPHARMACEUTICAL PORTFOLIO

                                        By:  /s/  Amita Rodman
                                           ------------------------------------

                                        Name:  Amita Rodman
                                             ----------------------------------

                                        Title:  Business Manager
                                              ---------------------------------

                                        Address:

                                        c/o MP Asset Managers, L.P., a wholly
                                        owned subsidiary of Mehta Partners LLC,
                                        Registered Investment Advisor
                                        584 Broadway, Suite 1106
                                        New York, NY  10012


                                        MP BIOPHARMACEUTICAL PARTNERS LP

                                        By:  /s/  Amita Rodman
                                           ------------------------------------

                                        Name:  Amita Rodman
                                             ----------------------------------

                                        Title:  Business Manager
                                              ---------------------------------

                                        Address:

                                        c/o MP Asset Managers, L.P., a wholly
                                        owned subsidiary of Mehta Partners LLC,
                                        Registered Investment Advisor
                                        584 Broadway, Suite 1106
                                        New York, NY  10012

                                        CITI MP BIOPHARMACEUTICAL PARTNERS LLC

                                        By: /s/  Amita Rodman
                                           ------------------------------------

                                        Name:  Amita Rodman
                                             ----------------------------------

                                        Title:  Business Manager
                                              ---------------------------------

                                        Address:

                                        c/o MP Asset Managers, L.P., a wholly
                                        owned subsidiary of Mehta Partners LLC,
                                        Registered Investment Advisor
                                        584 Broadway, Suite 1106
                                        New York, NY  10012

                                        UBS O'CONNOR LLC F/B/O UBS GLOBAL EQUITY
                                        ARBITRAGE MASTER LTD.

                                        By:  /s/  George Locasto
                                           ------------------------------------

                                        Name:  George Locasto
                                             ----------------------------------

                                        Title:  Managing Director
                                              ---------------------------------

                                        By:  /s/ Phoenix Wright
                                           ------------------------------------

                                        Name:  Phoenix Wright
                                             ----------------------------------

                                        Title:  Associate Director
                                              ---------------------------------

                                        Address:

                                        UBS Warburg
                                        1285 6th Avenue
                                        11th Floor
                                        New York, NY  10019

                                        ZLP MASTER TECHNOLOGY FUND, LTD

                                        By:  /s/  Stuart J. Zimmer
                                           ------------------------------------

                                        Name:  Stuart J. Zimmer
                                             ----------------------------------

                                        Title:  Director
                                              ---------------------------------

                                        Address:

                                        45 Broadway - 28th Floor
                                        New York, NY  10006
                                        Facsimile: (212) 440-0750

                                   Schedule A

                             Schedule of Purchasers

Name and Address                                                   Shares
--------------------------------------------------             --------------
October 31, 2001

State of Wisconsin Investment Board                              2,450,000
121 East Wilson Street
Madison, WI 53702

MP BioPharmaceutical Fund, Ltd.                                    232,500
c/o MP Asset Managers, L.P., a wholly
owned subsidiary of Mehta Partners LLC,
Registered Investment Advisor
584 Broadway, Suite 1106
New York, NY 10012

BioPharmaceutical Portfolio                                        105,027
c/o MP Asset Managers, L.P., a wholly
owned subsidiary of Mehta Partners LLC,
Registered Investment Advisor
584 Broadway, Suite 1106
New York, NY 10012

MP BioPharmaceutical Partners LP                                    95,700
c/o MP Asset Managers, L.P., a wholly
owned subsidiary of Mehta Partners LLC,
Registered Investment Advisor
584 Broadway, Suite 1106
New York, NY 10012

Citi MP BioPharmaceutical Partners LLC                              48,700
c/o MP Asset Managers, L.P., a wholly
owned subsidiary of Mehta Partners LLC,
Registered Investment Advisor
584 Broadway, Suite 1106
New York, NY 10012

UBS O'Connor LLC f/b/o                                              481,927
UBS Global Equity Arbitrage Master Ltd.
1285 6th Ave
11th Floor - Prime Brokerage
New York, NY  10019

ZLP Master Technology Fund, LTD                                     120,481
Zimmer Lucas Partners LLC
45 Broadway - 28th Floor
New York, NY 10006

                                    EXHIBIT A

                   Opinion of Brobeck, Phlegler & Harrison LLP



October 31, 2001                                 Brobeck, Phleger & Harrison LLP
                                                            12390 El Camino Real
                                               San Diego, California  92130-2081
                                                            PHONE   858.720.2500
                                                              FAX   858.720.2555
                                                                 www.brobeck.com


To the Purchasers Listed on the
Schedule of Purchasers to the
Advanced Tissue Sciences, Inc.
Stock Purchase Agreement
dated October 31, 2001

Ladies and Gentlemen:

We have acted as counsel for Advanced Tissue Sciences, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale of shares of its Common Stock pursuant to that certain Stock Purchase Agreement dated October 31, 2001 (the "Stock Purchase Agreement") among the Company and you. This opinion letter is being rendered to you pursuant to Section 3(d)(iii) of the Stock Purchase Agreement in connection with the Closing of the sale of the Common Stock. Capitalized terms not otherwise defined in this opinion letter have the meanings given them in the Stock Purchase Agreement.

In connection with the opinions expressed herein, we have made such examination of matters of law and of fact as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Stock Purchase Agreement and upon certificates and statements of government officials and of officers of the Company. We have also examined originals or copies of such corporate documents or records of the Company as we have considered appropriate for the opinions expressed herein. We have assumed for the purposes of this opinion letter the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies.

In rendering this opinion letter we have also assumed: (A) that the Stock Purchase Agreement has been duly and validly executed and delivered by you or on your behalf, that each of you has the power to enter into and perform all your obligations thereunder and has taken any and all necessary corporate, partnership or other relevant action to authorize the Stock Purchase Agreement, and that the Stock Purchase Agreement constitutes a valid, legal, binding and enforceable obligation upon you; (B) that the representations and warranties made in the Stock Purchase Agreement by you are true and correct; (C) that any wire transfers, drafts or checks tendered by you will be honored; (D) if you are a corporation or other entity that you have filed any required state franchise, income or similar tax returns and have paid any required state franchise, income or similar taxes; and (E) if you are a small business investment company

October 31, 2001
Page 2


subject to the Small Business Investment Act of 1958, as amended, that you have complied with the provisions of such Act and the regulations promulgated thereunder (the "SBIA Laws").

In rendering this opinion we have also assumed that there are no extrinsic agreements or understandings among the parties to the Stock Purchase Agreement that would modify or interpret the terms of the Stock Purchase Agreement or the respective rights or obligations of the parties thereunder.

As used in this opinion letter, the expression "we are not aware" or the phrase "to our knowledge," or any similar expression or phrase with respect to our knowledge of matters of fact, means as to matters of fact that, based on the actual knowledge of individual attorneys within the firm principally responsible for handling current matters for the Company (and not including any constructive or imputed notice of any information), and after an examination of documents referred to herein and after inquiries of certain officers of the Company, no facts have been disclosed to us that have caused us to conclude that the opinions expressed are factually incorrect; but beyond that we have made no factual investigation for the purposes of rendering this opinion letter. Specifically, but without limitation, we have not searched the dockets of any courts and we have made no inquiries of securities holders or employees of the Company, other than such officers. No inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinions set forth below.

This opinion letter relates solely to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal law of the United States. We express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering such laws or opinions of other counsel have not been sought or obtained. Furthermore, we invite your attention to the fact that the Stock Purchase Agreement states that it is governed by the laws of the State of Delaware. We have made no investigation of Delaware law nor consulted with counsel admitted to practice law in the State of Delaware. We have not examined the question of what law would govern the interpretation or enforcement of the Stock Purchase Agreement, and our opinion with regard to the validity, binding nature and enforceability of the Stock Purchase Agreement is based upon the assumption that the internal laws of the State of California would govern the provisions thereof. Furthermore, we advise you that we are not acting here as experts on, and we do not express any opinion on any applicable laws, rules or regulations relating to, (i) patents, copyrights, trademarks and other proprietary rights and licenses or (ii) the United States Food and Drug Administration or health care reimbursement.

For purposes of the matters addressed in paragraph 1 below relating to the valid existence and good standing of the Company under the laws of Delaware, we have relied solely upon the Certificate of Good Standing of the Company certified by the Secretary of State of the State of Delaware on October 31, 2001. For purposes of the matters addressed in paragraph 1 below

October 31, 2001
Page 3


relating to the due qualification of the Company in California, we have relied solely upon our review of the Certificate of Status of the Company certified by the Secretary of State of the Sate of California on October 25, 2001.

     Based upon our examination of and reliance upon the foregoing and subject to the limitations, exceptions, qualifications and assumptions set forth below and except as set forth in the Stock Purchase Agreement, we are of the opinion that as of the date hereof:

          1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the Company has the requisite corporate power and authority to own its properties and to conduct its business as, to our knowledge, it is presently conducted. The Company is qualified to do business as a foreign corporation in the State of California.

          2. The Company has the requisite corporate power and authority to execute, deliver and perform the Stock Purchase Agreement. The Stock Purchase Agreement has been duly and validly authorized by the Company, duly executed and delivered by an authorized officer of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable by you against the Company in accordance with its terms.

          3. The shares of Common Stock to be purchased at the Closing have been duly authorized and, upon purchase at the Closing pursuant to the terms of the Stock Purchase Agreement, will be validly issued, nonassessable and fully paid and free of any preemptive rights arising under the Amended and Restated Certificate of Incorporation of the Company, including all amendments thereto, as in effect on the date hereof (the "Restated Certificate") or the Delaware General Corporation Law.

          4. The Company's execution and delivery of, and its performance and compliance as of the date hereof with the terms of, the Stock Purchase Agreement do not violate any provision of the Company's Restated Certificate or Bylaws or any material provisions of the material agreements filed with the Company's Annual Report on Form 10-K for the year ended December 31, 2000, specifically identified in Exhibit A.

          5. Other than in connection with any securities laws (with respect to which we direct you to paragraph 6 below), all consents, approvals, permits, orders or authorizations of, and all qualifications by and registrations with, any federal, Delaware corporate or California state governmental authority on the part of the Company required in connection with the execution and delivery of the Stock Purchase Agreement and consummation at the Closing of the transactions contemplated by the Stock Purchase Agreement have been obtained.

          6.   On the assumption that the representations of the Purchasers in the Stock Purchase Agreement are correct, the offer and sale of the Common Stock to the Purchasers pursuant to the terms of the Stock Purchase Agreement are exempt from the registration

October 31, 2001
Page 4


requirement of Section 5 of the Securities Act of 1933, as amended, and from the qualification requirement of the California Corporate Securities Law of 1968, as amended.

          7. We are not aware that there is any action, proceeding or governmental investigation pending, or overtly threatened in writing, against the Company which questions the validity of the Stock Purchase Agreement or the right of the Company to enter into the Stock Purchase Agreement which could reasonably be anticipated to result, either individually or in the aggregate, in any Material Adverse Change in the assets, financial condition or operation of the Company.

Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

          (A) The legality, validity, binding nature and enforceability of the Company's obligations under the Stock Purchase Agreement may be subject to or limited by (1) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally; (2) general principles of equity (whether relief is sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of any court of competent jurisdiction in awarding specific performance or injunctive relief and other equitable remedies; and (3) without limiting the generality of the foregoing, (a) principles requiring the consideration of the impracticability or impossibility of performance of the Company's obligations at the time of the attempted enforcement of such obligations, and (b) the effect of court decisions and statutes which indicate that provisions of the Stock Purchase Agreement which permit any of you to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis in good faith or that it be shown that such action is reasonably necessary for your protection.

          (B) We express no opinion as to the Company's or this transaction's compliance or noncompliance with applicable federal or state antifraud or antitrust statutes, laws, rules and regulations or Section 721 (as amended by Section 5021 of the Omnibus Trade and Competitiveness Act of 1988: the so-called "Exon-Florio" provision) of the Defense Production Act of 1950 and the regulations thereunder.

          (C) We express no opinion concerning the past, present or future fair market value of any securities.

          (D) We express no opinion as to the enforceability under certain circumstances of any provisions indemnifying a party against, or requiring contributions toward, that party's liability for its own wrongful or negligent acts, or where indemnification or contribution is contrary to public policy or prohibited by law. In this regard, we advise you that in the opinion of the Securities and Exchange Commission, provisions regarding indemnification of directors,

October 31, 2001
Page 5


officers and controlling persons of an issuer against liabilities arising under the Securities Act of 1933, as amended, are against public policy and are therefore unenforceable.

          (E) We express no opinion as to the enforceability under certain circumstances of any provisions prohibiting waivers of any terms of the Stock Purchase Agreement other than in writing, or prohibiting oral modifications thereof or modification by course of dealing. In addition, our opinions are subject to the effect of judicial decisions which may permit the introduction of extrinsic evidence to interpret the terms of written contracts.

          (F) We express no opinion as to the effect of any applicable state law, federal law or equitable principle which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds to have been unconscionable at the time it was made or contrary to public policy.

          (G) We express no opinion as to the effect of any applicable state law, federal law or equitable principle, providing for an obligation of good faith in the performance or enforcement of contracts and prohibiting disclaimer of such obligation.

          (H) Our opinion in paragraph 5 is limited to laws and regulations normally applicable to transactions of the type contemplated in the Stock Purchase Agreement and does not extend to licenses, permits and approvals necessary for the conduct of the Company's business. In addition and without limiting the previous sentence, we express no opinion herein with respect to the effect of any land use, safety, hazardous material, environmental or similar law, or any local or regional law. Further, we express no opinion as to the effect of or compliance with any state or federal laws or regulations applicable to the transactions contemplated by the Stock Purchase Agreement because of the nature of the business of any party thereto other than the Company. Also, we express no opinion with respect to any patent, copyright, trademark or other intellectual property matter, or as to the statutes, regulations, treaties or common laws of any nation, state or jurisdiction with regard thereto.

          (I) We express no opinion as to your compliance with any Federal or state law relating to your legal or regulatory status or the nature of your business.

          (J) We express no opinion as to the compliance of the Company or the sale of the Common Stock to the Purchasers with the provisions of the SBIA Laws, except to the extent that such compliance relates to the sale of Common Stock to Purchasers which are expressly identified in the Stock Purchase Agreement as being small business investment companies.

          (K) We express no opinion as to the effect of subsequent issuances of securities of the Company, to the extent that further issuances which may be integrated with the Closing may include purchasers that do not meet the definition of "accredited Purchasers" under Rule 501 of Regulation D and equivalent definitions under state securities or "blue sky" laws.

October 31, 2001
Page 6


          (L) Our opinions with regard to the Stock Purchase Agreement do not extend to other agreements or instruments (or forms of agreements or instruments) which may be attached thereto as exhibits.

          (M)  We express no opinion as to:

               (1) The effect on the liquidation provisions of the Certificate of Incorporation of applicable state law, federal law or equitable principles restricting in certain circumstances distributions by a corporation to its shareholders, relating to dissenters' rights or relating to involuntary dissolution;

               (2) The enforceability under certain circumstances of provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, or defenses to obligations or rights granted by law, when such waivers are against public policy or prohibited by law;

               (3) The enforceability under certain circumstances of provisions to the effect that rights or remedies may be exercised without notice, or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

               (4) The enforceability under certain circumstances of provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, or that election of a particular remedy or remedies does not preclude recourse to one or more remedies;

          (5) Any provision providing for the exclusive jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections to the laying of venue or to forum on the basis of forum non conveniens, in connection with any litigation arising out of or pertaining to the Stock Purchase Agreement;

          (6) Sections 2.2 and 7.7 of the Stock Purchase Agreement;

          (7) Section 15 of the Stock Purchase Agreement to the extent that it purports to exclude conflict of law principles;

          (8) The effect of any applicable state law, federal law or equitable principles which limit the amount of attorneys' fees that can be recovered under certain circumstances;

This opinion letter is rendered as of the date first written above solely for your benefit in connection with the Stock Purchase Agreement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether

October 31, 2001
Page 7


by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

Very truly yours,



BROBECK, PHLEGER & HARRISON LLP

                                    EXHIBIT A




License and Supply Agreement effective as of September 25, 2000, between the Company and Biozhem Cosmeceuticals Inc.

Supply Agreement dated as of January 17, 1994 between Ethicon, Inc. and the Company.

Amendment to Supply Agreement dated as of February 8th, 1999 between Ethicon, Inc. and the Company.

Development, License and Supply Agreement effective as of October 5, 2000 between the Company and SkinMedica Inc.

Investor Rights Agreement effective as of October 4, 2000, between the Company and SkinMedica Inc.

Option to Purchase Common Stock of SkinMedica Inc. dated October 5, 2000.

Promissory Note dated September 13, 2000 between the Company and Arthur J. Benvenuto.

License Agreement effective as of May 10, 1999, between the Company and Inamed Corporation.

Addendum to License Agreement effective as of May 10, 1999, between the Company and Inamed Corporation.

Common Stock Purchase Agreement effective as of November 1, 1999, between the Company and Inamed Corporation.

Common Stock Purchase Warrant effective as of May 10, 1999, between the Company and Inamed Corporation.

Common Stock Purchase Warrant effective as of May 10, 1999, between the Company and Inamed Corporation.

                                   APPENDIX I

                         ADVANCED TISSUE SCIENCES, INC.

                         STOCK CERTIFICATE QUESTIONNAIRE


     Pursuant to Section V.A.h) of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

     ----------------------------------

2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:
                                               ---------------------------------

3. The mailing address of the Registered Holder listed in response to item 1 above:

     -----------------------------------
     -----------------------------------
     -----------------------------------
     -----------------------------------

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

     -----------------------------------

                                   APPENDIX II

                         ADVANCED TISSUE SCIENCES, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE


     In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

     -------------------------------------------------------

2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

     ---------------------------------------------

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

                  _____ Yes         _____ No

     If yes, please indicate the nature of any such relationships below:

     -----------------------------------------------
     -----------------------------------------------
     -----------------------------------------------
     -----------------------------------------------

4. Does the plan of distribution in the draft form of Registration Statement provided to you reflect your current plan of distribution?

                  _____ Yes         _____ No

     If no, please attach a copy of your current plan of distribution.

                                  APPENDIX III

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE


The undersigned, an officer of, or other person duly authorized by

------------------------------------------------------------------------
              [fill in official name of individual or institution]

hereby certifies that he/she/it is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on ________________, 200__ in accordance with Registration Statement number 333-________________, and complied with the requirement of delivering a current prospectus in connection with such sale.

PRINT OR TYPE:

Name of Purchaser (Individual or Institution):

------------------------------------------------------------------------

Name of Individual representing Purchaser (if an Institution):

------------------------------------------------------------------------

Title of Individual representing Purchaser (if an Institution):

------------------------------------------------------------------------

SIGNATURE:

Individual Purchaser or Individual representing Purchaser:

------------------------------------------------------------------------